UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

TERRAPIN 3 ACQUISITION CORPORATION

(Name of Registrant as Specified in its Charter)

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TERRAPIN 3 ACQUISITION CORPORATION
c/o Terrapin Partners, LLC
1700 Broadway, 18th Floor
New York, New York 10019

To the Stockholders of Terrapin 3 Acquisition Corporation:

You are cordially invited to attend the 2015 annual meeting of stockholders (the “Annual Meeting”) of Terrapin 3 Acquisition Corporation (the “Company”) to be held on Wednesday, December 9, 2015 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 to consider and vote upon the following proposals:

1.	To elect three directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2017 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2015;

3.	To hold an advisory vote on compensation to our named executive officers;

4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation; and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE APPROVAL OF COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

The Board has fixed the close of business on November 9, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Nathan Leight	/s/ Stephen Schifrin
Chairman of the Board of Directors	Secretary

This proxy statement is dated November 13, 2015

and is being mailed with the form of proxy on or shortly after November 13, 2015.

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IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors or with respect to executive compensation unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

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TERRAPIN 3 ACQUISITION CORPORATION

c/o Terrapin Partners, LLC

1700 Broadway, 18th Floor

New York, New York 10019

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 9, 2015

To the Stockholders of Terrapin 3 Acquisition Corporation:

NOTICE IS HEREBY GIVEN that the 2015 annual meeting of stockholders (the “Annual Meeting”) of Terrapin 3 Acquisition Corporation, a Delaware corporation (the “Company”), will be held on Wednesday, December 9, 2015 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:

1.	To elect three directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2017 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2015;

3.	To hold an advisory vote on compensation to our named executive officers;

4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation; and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 9, 2015 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.  You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.  You may also access our proxy materials at the following website: http://www.terrapin3.com.

By Order of the Board,

/s/ Nathan Leight	/s/ Stephen Schifrin
Chairman of the Board of Directors	Secretary

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TERRAPIN 3 ACQUISITION CORPORATION

c/o Terrapin Partners, LLC

1700 Broadway, 18th Floor

New York, New York 10019

PROXY STATEMENT

2015 ANNUAL MEETING OF STOCKHOLDERS

To be held on Wednesday, December 9, 2015, at 10:00 a.m., local time at the offices of Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Terrapin 3 Acquisition Corporation, a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, December 9, 2015 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about November 13, 2015.

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting; and

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2015.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect three directors to serve as Class I directors on the Board until the 2017 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2015;

3.	To hold an advisory vote on compensation to our named executive officers; and

4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

We will also consider any other business that properly comes before the Annual Meeting.

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How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director, “FOR” the ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm, “FOR” the approval of compensation to named executive officers and “THREE YEARS” for frequency of future stockholder advisory votes on executive compensation.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s Class A common stock, par value $.0001 per share or Class F common stock, par value $.0001 per share, as of the close of business on November 9, 2015 are entitled to vote at the Annual Meeting.

As of the Record Date, there were 21,275,000 shares of our Class A common stock and 5,318,750 shares of our Class F common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants.  On November 9, 2015, there were 21,275,000 shares of the Company’s Class A common stock and 5,318,750 shares of the Company’s Class F common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock as of November 9, 2015 must be present at the Annual Meeting.  This is referred to as a quorum. Consequently, 13,296,876 shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of Class A common stock and Class F common stock is entitled to one vote on each matter that comes before the Annual Meeting.  Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Nathan Leight, our Chairman, and Stephen Schifrin, our Secretary, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Leight and Mr. Schifrin to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

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If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

●	By mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone, fax, or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals One, Three, Four and Five are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

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What vote is required to ratify the selection by our Audit Committee of WithumSmith+Brown, PC as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to approve the advisory vote on executive compensation?

Approval of the advisory vote on executive compensation requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Because this vote is advisory, it will not be binding on the Compensation Committee or the Company. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to determine the frequency of future advisory votes on executive compensation?

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by stockholders. Because this vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making a decision regarding the frequency of future votes on executive compensation. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, New York 10019, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” for all the director nominees and the proposals being placed before our stockholders at the Annual Meeting and “THREE YEARS” on the frequency of future advisory votes on executive compensation.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

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Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who are the sponsors of the Company?

References throughout this proxy statement to our “Terrapin sponsor” are to Apple Orange LLC and Noyac Path LLC, both Delaware limited liability companies, and Periscope, LLC, a New Jersey limited liability company, affiliated with the families of Nathan Leight, our Chairman of the Board, Sanjay Arora, our Chief Executive Officer, and Guy Barudin, our Chief Operating Officer and Chief Financial Officer, respectively.

References throughout this proxy statement to our sponsors are to our Terrapin sponsor and to MIHI LLC (“MIHI”), a Delaware corporation and a subsidiary of Macquarie Group Limited (ASX:MQG).

Who can help answer my questions?

You can contact our Secretary, Stephen Schifrin, Esq., at (212) 710-4100 or by sending a letter to Mr. Schifrin at the offices of the Company at Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, New York 10019 with any questions about the proposals described in this proxy statement or how to execute your vote.

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THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of Terrapin 3 Acquisition Corporation as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Wednesday, December 9, 2015, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Wednesday, December 9, 2015, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•	To elect three directors to serve as Class I directors on the Board until the 2017 annual meeting of stockholders or until their successors are elected and qualified;

•	To ratify the selection by our Audit Committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2015;

•	To hold an advisory vote on compensation to our named executive officers; and

•	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 9, 2015, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 21,275,000 shares of the Company’s Class A common stock and 5,318,750 shares of the Company’s Class F common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of 13,296,876 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

The approval on an advisory basis of the compensation to our named executive officers requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast at the Annual Meeting will be deemed to be the frequency selected by stockholders.

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Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

 If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chairman and the Secretary to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Leight and Mr. Schifrin.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director, “FOR” the ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm, “FOR” the approval on an advisory basis of the compensation to our named executive officers and “THREE YEARS” on the frequency of future votes on executive compensation and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Secretary, Stephen Schifrin, at (212) 710-4100.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, NY 10019) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

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Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of Terrapin 3 Acquisition Corporation as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

The principal executive offices of our Company are located at Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, New York 10019. The Company’s telephone number at such address is (212) 710-4100.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Nathan Leight (a)	59	Chairman of the Board of Directors
Sanjay Arora (a)	48	Chief Executive Officer and Director
Guy Barudin	54	Chief Financial Officer and Chief Operating Officer
Jonathan Kagan (a) (c) (d)	59	Director
Rob Redmond (b)	59	Director
George Brokaw (b) (c) (d)	48	Director
Victor Mendelson (b) (c) (d)	47	Director

(a)	Class II director (to serve until the annual meeting of stockholders in 2016)
(b)	Class I director (to serve until the annual meeting of stockholders in 2015)
(c)	Member of Audit Committee
(d)	Member of Compensation Committee

Nathan Leight. Mr. Leight, our chairman since inception, is the senior managing member of Terrapin Partners, LLC, and has held that position since 1998. He is also chairman and chief investment officer of Terrapin Asset Management, LLC. Previously, from 1995 to 1998, Mr. Leight was the chief investment officer of Gabriel Capital LP, managing more than $1 billion. Gabriel Capital specialized in bankruptcies, under-valued securities, emerging markets, private equity and merger arbitrage. Prior to joining Gabriel Capital, from 1991 to 1995 Mr. Leight established and oversaw the proprietary trading department at Dillon Read & Co. Inc., which specialized in bankruptcy/distressed situations and risk arbitrage. Mr. Leight started his career as an Associate in the corporate finance department of Oppenheimer & Co. in 1982. From 2011 to 2015, Mr. Leight was chairman of Great Lakes Dredge & Dock Corporation (NASDAQ:GLDD). Prior to joining the board, Mr. Leight was chairman of a blank check company, Aldabra 1, that raised $55.2 million of gross proceeds in its February 2005 initial public offering and later merged with affiliates of Great Lakes Dredge & Dock Corporation, the largest provider of dredging services in North America, in a transaction valued at more than $400 million. Later, Mr. Leight served as chairman of Aldabra 2, another blank check company which raised $414 million of gross proceeds in its 2007 initial public offering and later acquired the paper and packaging assets of Boise Cascade, LLC to form Boise, Inc. (NYSE:BZ) in a transaction valued at more than $1.6 billion, Mr. Leight served as a director of Boise Inc. from 2007 to 2012. From 2009 to 2011 Mr. Leight served on the board of TradeStation Group, Inc., now a wholly-owned subsidiary of Monex Group, Inc. (Tokyo Stock Exchange: 8698). Mr. Leight graduated cum laude from Harvard College. Mr. Leight is well qualified to serve as director due to his more than 30 years of experience in capital markets, asset and portfolio management, venture capital, and private equity investing.

Sanjay Arora. Mr. Arora, our Chief Executive Officer since inception, is also a managing director at Terrapin Partners, LLC. Mr. Arora joined Terrapin in 2007 to focus on Aldabra 2. From 2012 to present, Mr. Arora has been Portfolio Manager of TICO Management Company, LP, a direct lending fund. Prior to Terrapin, Mr. Arora was a Managing Director at Deutsche Bank AG in Hong Kong, where he ran the equity-linked origination team for Asia-Pacific from 2003 to 2005. Prior to this, from 1989 to 2003, Mr. Arora held a variety of positions in leveraged finance, derivatives, and equity capital markets at Bankers Trust and Deutsche Bank. Mr. Arora received an MBA in finance from the University of Chicago and a BSc in economics from The London School of Economics. Mr. Arora is well qualified to serve as director due to his experience in capital markets, and portfolio management.

Guy Barudin. Mr. Barudin, our Chief Operating Officer and Chief Financial Officer since inception, is also a managing director with Terrapin Partners, LLC. Mr. Barudin joined Terrapin in 2007 to focus on its business development and private equity efforts. In addition to supporting Terrapin’s private equity activities, he manages a portfolio of alternative assets including real estate, energy, private equity, venture capital, hedge funds and fund of funds. Mr. Barudin joined Terrapin from Medco Health Solutions, where from 2000 to 2007 he held various business development and finance positions and concentrated on strategic transactions related to healthcare information technology and pharmacy benefit strategy. Prior to Medco, from 1996 to 1999 Mr. Barudin was Vice President for Alliances and New Ventures at MasterCard International. Prior to Mastercard, he held positions in corporate finance at Merrill Lynch, PaineWebber Group Inc., and Dillon Read & Co., Inc. Mr. Barudin received an MS from Massachusetts Institute of Technology Sloan School of Management and a BSE in Civil Engineering from Princeton University cum laude.

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Jonathan Kagan. Mr. Kagan, our director nominee, has been a Managing Principal of Corporate Partners LLC since January 2006, where he oversees the investment of privately negotiated investments in public and private companies. Mr. Kagan began his career in the investment banking division of Lazard Frères Co. LLC where he held a variety of positions from 1980 until 2009 including Managing Director of Lazard Alternative Investments LLC. Previously, Mr. Kagan was also a Managing Director of Corporate Partners I LP, and of Centre Partners Management LLC, where he managed the Centre Capital Funds. Mr. Kagan received an MA (1 Hon) from Oxford University and his AB, summa cum laude and Phi Beta Kappa from Harvard College. Mr. Kagan is well qualified to serve as director due to his extensive experience with corporate finance, capital markets and institutional investments, and due to his extensive experience as a member of the board of directors of numerous companies.

Rob Redmond. Mr. Redmond is Non-Executive Chairman of Macquarie Capital (USA) Inc., having joined the firm in March 2009. Mr. Redmond has a distinguished reputation as an experienced senior advisor across multiple sectors. Mr. Redmond joined Macquarie Capital from Barclays Capital, where he held the title of Vice Chairman from 2008-2009. Prior to Barclays Capital, Mr. Redmond was at Lehman Brothers Holdings, Inc. (“Lehman”) where he was Vice Chairman from 2005-2008 and Managing Director from 1994 to 2005. During his 14 years at Lehman, Mr. Redmond developed and ran several global businesses for the firm including founding Lehman's Financial Sponsors business and played a central role in building the firm's Industrials and Leveraged Finance businesses to leading positions in the US and in other markets around the world. He also served on Lehman’s Global Management Committee and on the Executive Committee for the Global Investment Banking Division. At Lehman, Mr. Redmond advised on a number of significant transactions, including the IPO of The Blackstone Group, the buyouts of First Data Corp, Texas Utilities and Warner Music Group and the buyout, IPO and secondary offering of Hertz Corporation. Before joining Lehman Brothers in 1994, Mr. Redmond was a Managing Director at Kidder Peabody where he was Head of Leveraged Finance and High Yield Capital Markets, as well as a member of that firm’s Underwriting and Commitment Committees. Mr. Redmond joined Kidder, Peabody as a Vice President in their Capital Markets Division in 1987. He began his career in 1980 as an officer of the Chase Manhattan Bank managing the bank’s relationships with diversified companies. Mr. Redmond holds a BA in Economics from Lafayette College and received his MBA degree from Cornell University’s Johnson Graduate School of Management. He currently serves as a member of The Cornell University Council and as a member of The Johnson Graduate School of Management Advisory Board. We believe that Mr. Redmond is well qualified to serve as a director based on experience originating and structuring significant capital markets transactions and his relationships in a wide variety of industries.

George Brokaw. Mr. Brokaw is a Managing Partner at Trafelet Brokaw & Co. Until 2013, Mr. Brokaw was a Managing Director at Highbridge Capital Management. Prior to joining Highbridge in 2012, he held senior positions at Perry Capital, LLC and Lazard Freres & Co.LLC. Mr. Brokaw is a member of the board of directors of DISH Network Corporation and Alico, Inc. Mr. Brokaw has previously served as a director to several companies including North American Construction Group, North American Energy Partners Inc., Capital Business Credit LLC, Exclusive Resorts, LLC, Ovation, Timberstar and ValuePlace Holdings LLC. In addition, he is a member of the board of the Carter Burden Center for the Aging. Mr. Brokaw received a B.A. from Yale University, a J.D./M.B.A. from the University of Virginia and is a member of the New York Bar. We believe Mr. Brokaw is qualified to serve as a director due, among other things, to his experience in finance and strategy acquired as an advisor to and member of boards of directors.

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Victor Mendelson. Mr. Mendelson has been associated with HEICO Corporation since 1990, serving as a Director since 1996, Co-President since October 2009 and as Executive Vice President from 2001 through September 2009. Mr. Mendelson has also served as President and Chief Executive Officer of the HEICO Electronic Technologies Group since its formation in September 1996. He was General Counsel of the company from 1993 to 2008 and Vice President from 1996 to 2001. In addition, Mr. Mendelson was the Chief Operating Officer of HEICO’s former MediTek Health Corporation subsidiary from 1995 until its profitable sale in 1996. Mr. Mendelson is a co-founder, and, since 1987, has been President of Mendelson International Corporation, a private investment company, which is a shareholder of HEICO. He is a Vice Chair of the Board of Visitors of Columbia College in New York City, a Trustee of St. Thomas University in Miami Gardens, Florida, a Director of Boys & Girls Clubs of Miami-Dade and is a Director and Immediate Past President of the Board of Directors of the Florida Grand Opera. Mr. Mendelson earned an AB from Columbia College of Columbia University and JD from University of Miami School of Law. We believe Mr. Mendelson is well qualified to serve on the board because of his many years of experience as corporate, strategic, and operational manager and as a public company board member.

Corporate Governance

The Board of Directors

Our amended and restated certificate of incorporation provides for a Board of Directors classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of six directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance - Directors and Officers.”

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Kagan, Brokaw, Mendelson and Redmond are “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the Audit Committee and the Compensation Committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2014:

•	the Board met three times and acted by unanimous written consent in lieu of a meeting five times;
•	three meetings of the Audit Committee were held; and
•	no meetings of the Compensation Committee were held.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director has been a director during fiscal year ended December 31, 2014.

We encourage all of our directors to attend our annual meetings of stockholders.  This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules.  In addition, our Board adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, New York 10019.

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Messrs. Kagan, Brokaw and Mendelson serve as members of our Audit Committee. Mr. Kagan serves as chairman of the Audit Committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have three members of the Audit Committee, all of whom must be independent. Messrs. Kagan, Brokaw and Mendelson are independent.

Each member of the Audit Committee is financially literate and our board of directors has determined that Mr. Kagan qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•	obtaining and reviewing a report, at least annually, from the independent auditors describing the independent auditor’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Messrs. Kagan, Brokaw and Mendelson. Mr. Kagan serves as Chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

•	reviewing and approving the compensation of all of our other executive officers;

•	reviewing our executive compensation policies and plans;

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•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Other than the $10,000 per month administrative fee payable to an affiliate of our Terrapin sponsor, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

A copy of the Compensation Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, New York 10019.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Kagan, Brokaw and Mendelson. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, Messrs. Kagan, Brokaw and Mendelson are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders

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Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Jonathan Kagan

George Brokaw

Victor Mendelson

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

We currently have separate Chairman and Chief Executive Officer positions. We do not have a lead independent director.  Our Board of Directors believes the Company is well-served by the current leadership structure.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility. For example, the Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls. The Compensation Committee considers risk and structures our executive compensation programs to provide incentives to reward appropriately executives for growth without undue risk taking.

Director Recommendations and Nominations

The independent directors of the Board are currently responsible for assembling and maintaining a list of qualified candidates to serve on the Board, and it periodically reviews this list and researches the talent, skills, expertise, and general background of these candidates. The Board will from time to time review and consider candidates recommended by stockholders. Stockholder recommendations should be submitted in writing to: Terrapin 3 Acquisition Corporation c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, New York 10019, Attention: Stephen Schifrin, Secretary.

Whether recommended by a stockholder or chosen by the independent directors, a candidate will be selected for nomination based on his or her talents and the needs of the Board. Although the Board does not have a formal diversity policy, it is expected that the independent directors will consider such factors as they deem appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable purpose and size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Director candidates are evaluated in view of the criteria described above, as well as other factors deemed to be relevant by the Board, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.

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Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board.  Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company’s Secretary, Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, New York 10019. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board.  Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board.  Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.

Code of Ethics

We have adopted a code of ethics that applies to our officers and directors. A copy of the code of ethics will be provided without charge upon request to us in writing at 1700 Broadway, 18th Floor, New York, New York 10019 or by telephone at (212) 710-4100.

Executive Compensation

None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Commencing on July 17, 2014 through the earlier of consummation of our initial business combination and our liquidation, we pay an affiliate of our Terrapin sponsor a total of $10,000 per month for office space, utilities and secretarial support. Our sponsors, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors will review on a quarterly basis all payments that were made to our sponsors, officers, directors or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us, we believe that during the year ended December 31, 2014 there were no delinquent filers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 9, 2015 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers and directors that beneficially owns shares of our common stock; and
•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owners (1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock (2)
Nathan Leight (3)	3,866,878	14.5%
MIHI LLC (4) (5)	1,211,563	4.6%
Sanjay Arora (6)	117,186	*
Guy Barudin (6)	78,124	*
Terrapin Partners Employee Partnership 3, LLC	1,379,329	5.2%
Rob Redmond (5)	-	*
George Brokaw	30,000	*
Jonathan Kagan	30,000	*
Victor Mendelson	30,000	*
All directors and officers as a group (7 persons)	5,363,751	20.2%
Davidson Kempner Capital Management LP (7)	1,700,000	6.4%
BlueMountain Capital Management, LLC (8)	1,666,714	6.3%
Hudson Bay Capital Management, L.P. (9)	1,500,000	5.6%
TD Asset Management Inc. (10)	2,097,500	7.9%
Capstone Investment Advisors, LLC (11)	1,623,036	6.1%
AQR Capital Management, LLC (12)	1,700,000	6.4%
Fir Tree Inc. (13)	1,831,500	6.9%

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*	Less than 1 percent.

(1)	Unless otherwise noted, the business address of each of the persons and entities listed above is c/o Terrapin Partners, 1700 Broadway, 18th Floor, New York, New York 10019.

(2)	Excludes shares underlying the contingent forward purchase contract, as such shares may not be voted or disposed of by MIHI LLC within 60 days of the date of this proxy statement.

(3)	Represents (i) 2,431,488 shares of Class F common stock held by Apple Orange LLC, acquired pursuant to a certain Securities Subscription Agreement, dated as of December 31, 2013 by and between the Issuer and Apple Orange LLC; (ii) 1,379,329 shares of Class F common stock held by Terrapin Partners Employee Partnership 3, LLC, acquired pursuant to a certain Securities Subscription Agreement, dated as of December 31, 2013 by and between the Issuer and Terrapin Partners Employee Partnership 3, LLC; and (iii) 56,061 shares of Class F common stock held by Terrapin Partners Green Employee Partnership LLC. Nathan Leight, our Chairman, is the sole managing member of Apple Orange LLC, Terrapin Partners Employee Partnership 3, LLC and Terrapin Partners Green Employee Partnership LLC. Mr. Leight may be deemed the beneficial owner of the securities held by Apple Orange LLC, Terrapin Partners Employee Partnership 3, LLC and Terrapin Partners Green Employee Partnership LLC and has sole voting and dispositive control over such securities. Mr. Leight disclaims beneficial ownership over any securities owned by Apple Orange LLC, Terrapin Partners Employee Partnership 3, LLC and Terrapin Partners Green Employee Partnership LLC in which he does not have any pecuniary interest.

(4)	MIHI LLC is an affiliate of Macquarie Group and Macquarie Capital (USA) Inc. The business address of MIHI LLC and Mr. Redmond is c/o Macquarie Capital (USA) Inc., 125 West 55th Street, L-22, New York, NY 10019-5396.

(5)	Mr. Redmond disclaims beneficial ownership of shares held by MIHI LLC as he does not have control over voting or disposition of such shares.

(6)	Shares for Messrs. Arora and Barudin represent shares held by Noyac Path LLC and Periscope, LLC, respectively. The sole member of Noyac Path LLC is a trust of which Mr. Arora is settlor and a beneficiary. Mr. Arora disclaims beneficial ownership over any securities owned by Noyac Path LLC in which he does not have any pecuniary interest. Mr. Barudin is the sole member of Periscope, LLC and may be deemed the beneficial owner of shares held thereby. Excludes beneficial interest in shares allocated to Messrs. Arora and Barudin of 410,304 and 334,321 shares, respectively by Terrapin Partners Employee Partnership 3, LLC. Membership interests held by these individuals in such limited liability company are subject to vesting, which is conditioned on certain requirements, including, but not limited to, continued employment with Terrapin Partners, LLC. Messrs. Arora and Barudin have no right to vote or dispose of the shares underlying their respective partnership interests until the shares are distributed by such limited liability company.

(7)

According to Schedule 13G filed with the SEC on November 10, 2014 on behalf of Davidson Kempner Partners (“DKP”), Davidson Kempner Institutional Partners, L.P. (“DKIP”), Davidson Kempner International, Ltd. (“DKIL”), Davidson Kempner Capital Management LP, Thomas L. Kempner, Jr. and Stephen M. Dowicz. Davidson Kempner Capital Management LP, a Delaware limited partnership and a registered investment adviser with the U.S. Securities and Exchange Commission, acts as investment manager to each of DKP, DKIP, and DKIL (“DKCM”). DKCM GP LLC, a Delaware limited liability company, is the general partner of DKCM. The managing members of DKCM are Thomas L. Kempner, Jr., Stephen M. Dowicz, Timothy I. Levart, Robert J. Brivio, Jr., Anthony A. Yoseloff, Eric P. Epstein, Avram Z. Friedman, Conor Bastable, Shulamit Leviant, Morgan Blackwell and Patrick W. Dennis and Gabriel T. Schwartz. Messrs. Thomas L. Kempner, Jr., and Stephen M. Dowicz through DKCM, are responsible for the voting and investment decisions relating to the securities held by DKP, DKIP and DKIL. The business address of Davidson Kempner Capital Management LP is c/o Davidson Kempner Partners, 65 East 55th Street, 19th Floor, New York, New York 10022.

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(8)	According to a Schedule 13G filed with the SEC on February 5, 2015 on behalf of BlueMountain Capital Management, LLC, a Delaware limited liability company (“BMCM”). BMCM acts as investment manager to, and exercises investment discretion with respect to the securities directly owned by, the following entities: (i) Blue Mountain Credit Alternatives Master Fund L.P., a Cayman Islands exempted limited partnership, with respect to the 1,064,351 shares of Class A common stock directly owned by it; (ii) BlueMountain Equity Alternatives Master Fund L.P., a Cayman Islands exempted limited partnership, with respect to the 110,976 shares of Class A common stock directly owned by it; (iii) BlueMountain Guadalupe Peak Fund L.P., a Delaware limited partnership, with respect to the 51,374 shares of Class A common stock directly owned by it; (iv) BlueMountain Montenvers Master Fund SCA SICAV-SIF, an investment company with variable capital organized as a specialized investment fund in the form of a corporate partnership limited by shares under the laws of Luxembourg, with respect to the 133,792 shares of Class A common stock directly owned by it; (v) BlueMountain Kicking Horse Fund L.P., a Cayman Islands exempted limited partnership, with respect to the 39,049 shares of Class A common stock directly owned by it; (vi) BlueMountain Long/Short Credit Master Fund L.P., a Cayman Islands exempted limited partnership, with respect to the 205,513 shares of Class A common stock directly owned by it; and (vii) BlueMountain Timberline Ltd., a Cayman Islands exempted limited company, with respect to the 61,659 shares of Class A common stock directly owned by it. The business address of this stockholder is 280 Park Avenue, 12th Floor, New York, New York 10017.

(9)	According to a Schedule 13G filed with the SEC on February 10, 2015 on behalf of Hudson Bay Capital Management, L.P., a Delaware limited partnership (the “Investment Manager”) and Sander Gerber. The Investment Manager, which serves as the investment manager to Hudson Bay Master Fund Ltd., in whose name the reported securities are held, may be deemed to be the beneficial owner of all securities held by Hudson Bay Master Fund Ltd. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities. The business address of this stockholder is 777 Third Avenue, 30th Floor, New York, NY 10017.

(10)	According to a Schedule 13G filed with the SEC on February 12, 2015 on behalf of TD Asset Management Inc., a Canadian corporation (“TDAM”) and TDAM USA Inc. (“TDAM USA”). TDAM and TDAM USA are wholly-owned subsidiaries of TD Bank Financial Group. The business address of this stockholder is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2.

(11)	According to a Schedule 13G filed with the SEC on February 13, 2015 on behalf of Capstone Investment Advisors, LLC, a Delaware limited liability company (“Capstone”). Capstone acts as investment manager to, and exercises investment discretion with respect to the Class A common stock directly owned by Capstone Volatility Master (Cayman) Limited, a Cayman Islands exempted company. The business address of this stockholder is 250 Greenwich Street, 30th Floor, New York, New York 10007.

(12)	According to a Schedule 13G filed with the SEC on February 17, 2015 on behalf of AQR Capital Management, LLC, a Delaware limited liability company. AQR Capital Management, LLC serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company. The business address of this stockholder is Two Greenwich Plaza, Greenwich, CT 06830.

(13)	According to a Schedule 13G filed with the SEC on February 17, 2015 on behalf of Fir Tree Inc., a New York corporation (“Fir Tree”). Fir Tree is the investment manager of certain private-pooled investment vehicles, and has been granted investment discretion over portfolio investments. The business address of this stockholder is 505 Fifth Avenue, 23rd Floor, New York, New York 10017.

The table above does not include the shares of common stock underlying the private placement warrants, private placement units or private placement shares held or to be held by our officers or sponsors because these securities are not exercisable within 60 days of this proxy statement.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 31, 2013, we, our Terrapin sponsor and an affiliate thereof entered into securities subscription agreements, pursuant to which our Terrapin sponsor and an affiliate thereof purchased an aggregate of 5,250,000 founder units consisting of one share of common stock and one warrant to purchase one-half share of common stock, for an aggregate purchase price of $25,000. On May 19, 2014, we, our Terrapin sponsor and an affiliate thereof agreed to terminate and cancel such warrants. On May 19, 2014, we effectuated a recapitalization of the company (intended to qualify as a “reorganization” under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended) which included a 1.0131-for-1 stock split resulting in an aggregate of 5,318,750 founder shares outstanding and held by our Terrapin sponsor and its affiliate. Pursuant to the securities subscription agreements, our Terrapin sponsor and an affiliate thereof may not transfer, assign or sell any of their founder shares or private placement warrants for a period of time after our initial business combination. Furthermore, our Terrapin sponsor and an affiliate thereof will have registration rights to require us to register the sale of any of our securities held by them pursuant to a registration rights agreement to be signed prior to or on the effective date of our initial public offering. On May 19, 2014, our Terrapin sponsor sold 1,211,563 founder shares to our Macquarie sponsor, which shares are subject to the same rights and restrictions as the founder shares held by our Terrapin sponsor. In July 2014, Apple Orange LLC, one of our sponsors, transferred an aggregate of 90,000 founder shares to Messrs. Kagan, Brokaw and Mendelson, each an independent director nominee, and 56,061 founder shares to Terrapin Partners Green Employee Partnership, LLC, an affiliate of Apple Orange LLC.

Our sponsors have each purchased an aggregate of 12,000,000 warrants at a price of $0.50 per warrant, or $6,000,000 in the aggregate, in a private placement that closed simultaneously with the closing of our initial public offering. Each private placement warrant is exercisable to purchase one-half of one share of our Class A common stock at $5.75 per half share. The private placement warrants (including the Class A common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

MIHI LLC, one of our sponsors and a subsidiary of Macquarie Group Limited, or Macquarie (ASX: MQG), entered into a contingent forward purchase contract with us to purchase, in a private placement for gross proceeds of approximately $40,000,000 to occur concurrently with the consummation of our initial business combination, 4,000,000 of our units on substantially the same terms as the sale of units in our initial public offering at $10.00 per unit, and 1,000,000 shares of Class F common stock on the same terms as the sale of shares of Class F common stock to our sponsors prior to our initial public offering. The funds from the sale of units will be used as part of the consideration to the sellers in the initial business combination; any excess funds from this private placement will be used for working capital in the post-transaction company. This commitment is independent of the percentage of stockholders electing to redeem their shares and provides us with a minimum funding level for the initial business combination. The contingent forward purchase contract is subject to the following closing conditions:

•	the representations and warranties made by us in the contingent forward purchase contract shall be true and correct in all material respects;

•	all covenants, agreements and conditions contained in the agreement shall have been performed by us;

•	we have obtained all blue sky law permits and qualifications required by any state for the offer and sale of the private placement securities; and

•	MIHI has provided its consent to the business combination, which it can withhold for any reason.

Our Macquarie sponsor has the right to designate a director to our board of directors. Macquarie’s designee on the Board of Directors is Rob Redmond.

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We have also entered into an agreement among sponsors with the Terrapin sponsor and the Macquarie sponsor pursuant to which we have agreed as follows:

•	our sponsors will use their best efforts to prevent us from entering into a contract involving amounts in excess of $15,000 (other than an underwriting agreement and our initial business combination) without the approval of one of the Terrapin sponsor designees and the Macquarie sponsor designee to our board of directors;

•	our sponsors agree to take any action necessary to ensure that our board of directors will consist of six persons in total, three Terrapin sponsor designees (one of whom is deemed by applicable rules and regulations to be an independent director), one Macquarie sponsor designee and two persons mutually selected by our sponsors who are deemed by applicable rules and regulations to be independent directors; and

•	we agree not to consummate our initial business combination without our Macquarie sponsor’s consent; provided, however, that if we fail to consummate a business combination within the required time period, and our board of directors (other than our Macquarie sponsor designee) unanimously votes in favor of a proposed business combination and our Macquarie sponsor decides to withhold its vote on such business combination, our Macquarie sponsor will be, subject to customary conditions, obligated to pay an $800,000 fee to our Terrapin sponsor. In such event, the private placement warrants purchased by our Macquarie sponsor and our Terrapin sponsor (each in the amount of $3.0 million) will expire worthless.

We entered into a letter agreement with Macquarie Capital, pursuant to which we have agreed that prior to the third anniversary of the date of the letter agreement, we will engage Macquarie Capital, or an affiliate of Macquarie Capital designated by it, to act, on any and all transactions with a notional value greater than $30 million, as:

•	a bookrunning managing underwriter, a bookrunning managing placement agent, or a bookrunning managing initial purchaser, as the case may be, in connection with any offering or placement of securities by us, in each case with Macquarie Capital receiving total compensation in respect of any such transaction that is equal to or better than 40% of the total compensation received by all underwriters, placement agents, and initial purchasers, as the case may be, in connection with such transaction and not less than the compensation received by any individual underwriter, placement agent or initial purchaser, as the case may be; and

•	a financial advisor in connection with any restructuring (through a recapitalization, extraordinary dividend, stock repurchase, spin-off, joint venture or otherwise) by us, acquisition or disposition of a business, asset or voting securities by us or debt or equity financing or any refinancing of any portion of any financing by us, in each case with Macquarie Capital receiving total compensation in respect of any such transaction that is equal to or greater than 40% of the total compensation received by all financial advisors in connection with such transaction (50% in the case of the initial business combination), and not less than the compensation received by any individual financial advisor.

Macquarie Capital may decline any such engagement in its sole and absolute discretion. Any engagement pursuant to the letter agreement will be on Macquarie Capital’s customary terms (including, as applicable, representations, warranties, covenants, conditions, indemnities and fees based upon the prevailing market for similar services for global, full-service investment banks). Macquarie Capital will not be retained to render a fairness opinion on our initial business combination.

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The amount of fees we pay to Macquarie Capital will be mutually agreed to between us and Macquarie Capital, based upon the prevailing market for similar services rendered by global full-service investment banks for such transactions at such time, and will subject to the review of our Audit Committee pursuant to the Audit Committee’s policies and procedures relating to transactions that may present conflicts of interest. Macquarie Capital has not yet been retained for a specific financial advisory, underwriting, capital raising or other transaction and so we are not able to quantify the fees for any such engagement. No funds will be paid out of the trust to fund any such fee payments and it is not expected that any fees would be paid prior to the consummation of a business combination. The actual amount of fees received will vary significantly based on the size of any transaction and the extent to which other investment banks are involved.

If any of our officers or directors (other than our independent directors) becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us. Notwithstanding the foregoing, our amended and restated certificate of incorporation provides that the doctrine of corporate opportunity, or any other analogous doctrine, will not apply to our Macquarie sponsor’s board designee.

We have entered into an Administrative Services Agreement with Terrapin Partners, LLC, an affiliate of our Terrapin sponsor, pursuant to which we pay a total of $10,000 per month for office space, utilities and secretarial support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes 24 months, our Terrapin sponsor’s affiliate will be paid a total of $240,000 ($10,000 per month) for office space, utilities and secretarial support and will be entitled to be reimbursed for any out-of-pocket expenses.

Our sponsors, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors will review on a quarterly basis all payments that were made to our sponsors, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to our initial public offering, Apple Orange LLC, one of our sponsors, provided an aggregate of $200,000 to us under an unsecured promissory note and in advances, to be used for a portion of the expenses of our initial public offering. These loans and advances were non-interest bearing, unsecured and were repaid upon the closing of our initial public offering.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsors, their respective affiliates or designees, have committed $500,000 each, for an aggregate of $1,000,000, to be provided to us in the event that funds held outside of the trust are insufficient to fund our expenses relating to investigating and selecting a target business and other working capital requirements subsequent to our initial public offering and prior to our initial business combination and may, but are not obligated to, loan us additional funds to fund our expenses relating to investigating and completing our initial business combination. If we complete our initial business combination, we would repay such loaned amounts out of the proceeds of the trust account released to us. Otherwise, such loans would be repaid only out of funds held outside the trust account. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used to repay such loaned amounts. Up to $1,000,000 of such loans may be convertible into warrants of the post business combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants purchased by our sponsors.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

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We have entered into a registration rights agreement with respect to the founder shares, the private placement warrants, the private placement shares, the private placement units and their respective constituent securities. Each of our Terrapin sponsor and Macquarie sponsor will be entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include such securities in other registration statements filed by us and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of any applicable lock-up period, which occurs in the case of the founder shares and the private placement shares, upon the earlier of (A) one year after the completion of our initial business combination or earlier if, subsequent to our business combination, the last sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (B) the date following the completion of our initial business combination on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property, and in the case of the private placement warrants and the shares of Class A common stock underlying such warrants, 30 days after the completion of our initial business combination. In the case of the private placement units and their constituent securities, we may file a registration statement immediately following the business combination. We will bear the costs and expenses of filing any such registration statements.

Our Audit Committee must review and approve any related person transaction we propose to enter into. Our Audit Committee Charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of the company and our stockholders. A summary of such policies and procedures is as follows:

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At each of its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction, and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

•	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

•	whether there are business reasons for us to enter into the transaction;

•	whether the transaction would impair the independence of an outside director;

•	whether the transaction would present an improper conflict of interests for any director or executive officer; and

•	any pre-existing contractual obligations.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from voting on the approval of the transaction, but may, if so requested by the Chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

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PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

 PROPOSAL ONE – ELECTION OF THREE CLASS I DIRECTORS

Our amended and restated certificate of incorporation provides for a Board of Directors classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of six directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance—Directors and Officers”.

Messrs. Brokaw, Mendelson and Redmond are nominated for election at this Annual Meeting of stockholders, as directors in Class I, to hold office until the annual meeting of stockholders in 2017, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a Class I directors, please see the section entitled “Directors, Executive Officers and Corporate Governance—Directors and Officers”.

Required Vote

The three nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

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PROPOSAL TWO – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2015.  The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2015, our Audit Committee intends to reconsider the selection of WithumSmith+Brown, PC as our independent registered public accounting firm.

WithumSmith+Brown, PC has audited our financial statements for the fiscal year ended December 31, 2014.  A representative of WithumSmith+Brown, PC is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders.

On June 30, 2014, KPMG LLP acquired certain assets of Rothstein Kass, P.A., or Rothstein Kass, and certain of its affiliates. On July 22, 2014, with the approval of our Audit Committee, we engaged KPMG as our new independent registered public accounting firm. On August 14, 2014, with the approval of our Audit Committee, we dismissed KPMG LLP, or KPMG, as our independent registered public accounting firm and engaged WithumSmith+Brown, PC, or Withum, as our new independent registered public accounting firm. The following is a summary of fees paid or to be paid to Rothstein Kass, KPMG and Withum for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Rothstein Kass, KPMG and Withum in connection with regulatory filings.  The aggregate fees billed by Rothstein, KPMG and Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, the registration statement and the Form 8-K filed in connection with our initial public offering and other required filings with the SEC for the year ended December 31, 2014 totaled $30,000, $15,000 and $28,500, respectively. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended December 31, 2014, we did not pay Rothstein, KPMG or Withum any audit-related fees.

Tax Fees. We did not pay Rothstein Kass, KPMG or Withum for tax planning and tax advice for the year ended December 31, 2014.

All Other Fees. We did not pay Rothstein Kass, KPMG or Withum for other services for the year ended December 31, 2014.

Our Audit Committee has determined that the services provided by WithumSmith+Brown, PC are compatible with maintaining the independence of WithumSmith+Brown, PC as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

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Vote Required

The ratification of the appointment of WithumSmith+Brown, PC requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of WithumSmith+Brown, PC as our independent registered public accounting firm.

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PROPOSAL THREE – APPROVAL OF EXECUTIVE COMPENSATION

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers.

Since our inception, none of our named executive officers has received any compensation (cash or non-cash) for services rendered.  We do not expect to pay any compensation to our named executive officers at any time prior to the consummation of our initial business combination.

Our Board of Directors is asking you to vote on the following resolution:

“RESOLVED, that the stockholders approve the compensation policy of Terrapin 3 Acquisition Corporation’s named executive officers, as disclosed under SEC rules, including the compensation disclosures included in this proxy statement.”

Required Vote

Approval of this proposal requires the affirmative “FOR” vote of a majority of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval of the foregoing resolution.

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PROPOSAL FOUR – DETERMINE FREQUENCY OF STOCKHOLDER ADVISORY VOTE

REGARDING COMPENSATION AWARDED TO NAMED EXECUTIVE OFFICERS

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote about how often we should present stockholders with the opportunity to vote on compensation awarded to our named executive officers. You may elect to have the vote held every three years, every two years, or every year, or you may abstain. We recommend that this advisory vote be held once every three years, but stockholders are not voting to approve or disapprove of that recommendation. In the context of our search for an initial business combination, we believe that a triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to executive compensation policies and practices that have occurred since the last advisory vote.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon our Board. However, the Board will consider the outcome of the stockholder vote, along with other relevant factors, in recommending a voting frequency to our Board of Directors.

Recommendation

Our Board of Directors recommends a vote for a frequency of once every “THREE YEARS” for the stockholder advisory vote on compensation to our named executive officers.

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OTHER MATTERS

Submission of Stockholder Proposals for the 2016 Annual Meeting

We anticipate that the 2016 annual meeting of stockholders will be held no later than December 31, 2016.  For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2016 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, New York 10019 no later than July 17, 2016.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2016 Annual Meeting, assuming the meeting is held on or about December 9, 2016, notice of a nomination or proposal must be delivered to us no later than September 10, 2016 and no earlier than August 11, 2016. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, New York 10019, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

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Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, 1700 Broadway, 18th Floor, New York, New York 10019, Attn: Secretary.

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TERRAPIN 3 ACQUISITION CORPORATION

Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES, “FOR” PROPOSAL TWO, “FOR” PROPOSAL THREE AND “THREE YEARS” FOR PROPOSAL FOUR.

1	To elect three Class I Directors to serve on the Company’s Board of Directors until the 2017 annual meeting of stockholders or until their successors are elected and qualified.

Election of Class I Directors: George Brokaw, Victor Mendelson and Rob Redmond

	For All ☐	Withhold All ☐	For All Except* ☐

*Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.

2	Ratification of the selection by the Audit Committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2015

	For ☐		Against ☐		Abstain ☐

3	Advisory vote on executive compensation

	For ☐		Against ☐		Abstain ☐

4	Advisory vote on the frequency of the advisory vote on executive compensation

	Three Years ☐	Two Years ☐		One Year ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2015

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Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

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TERRAPIN 3 ACQUISITION CORPORATION

c/o Terrapin Partners, LLC

1700 Broadway, 18th Floor

New York, New York 10019

December 9, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TERRAPIN 3

ACQUISITION CORPORATION

The undersigned hereby appoints Nathan Leight and Stephen Schifrin, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of Terrapin 3 Acquisition Corporation (the “Company”) held of record by the undersigned at the close of business on November 9, 2015 at the Annual Meeting of Stockholders to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York on Wednesday, December 9, 2015, at 10:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, FOR PROPOSAL TWO, FOR PROPOSAL THREE AND THREE YEARS FOR PROPOSAL FOUR. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

TERRAPIN 3 ACQUISITION CORPORATION

This Proxy Statement and the 2014 Annual Report on Form 10-K are available at:

http://www.terrapin3.com.

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